SELIGMAN ADVISORS, INC.
                                 an affiliate of

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

                                www.seligman.com

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman New Jersey Municipal Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

                                  TECNJ3 3/01
                                   SELIGMAN
                              --------------------
                                   NEW JERSEY
                              MUNICIPAL FUND, INC.

                                 MID-YEAR REPORT
                                 MARCH 31, 2001

                                Providing Income
                               Exempt From Regular
                                   Income Tax

TO THE SHAREHOLDERS

The past six months proved very favorable for fixed-income securities. Bonds benefited both from an environment of falling interest rates and from investors continuing to seek a safe haven from stock market volatility and uncertainty. These factors were central to the strong performance of Seligman New Jersey Municipal Fund, which returned 7.17% for the six-month period ended March 31, 2001, based on the net asset value of Class A shares.

During the first quarter of 2001, the US economy continued to show signs of weakness, a trend that began in 2000. The economic slowdown was felt most acutely in the manufacturing sector, with corresponding declines in corporate profits. Although consumer spending remained healthy, the Federal Reserve Board reacted to the economic weakness by lowering interest rates 100 basis points in January 2001 and another 50 points at its meeting in March. In a surprise move, the Fed cut rates an additional 50 basis points on April 18. In a statement explaining its most recent action, the Fed described economic growth as "unacceptably weak." It did not cite inflation as being a threat, thereby signaling that further rate reductions in 2001 are possible.

Both short-term and long-term rates declined during the period under review, with short-term rates falling more sharply. At the beginning of the six-month period ended March 31, 2001, the 10-year US Treasury note yielded 5.80%; by the end of the period, it was yielding 4.93%, a decline of almost 90 basis points. During the same period, the one-year Treasury bill fell almost 200 basis points. Long-term municipal yields, as measured by the Bond Buyer 20-Bond General Obligation Index, ended the six-month period about 50 basis points lower, evidence of the fact that municipal bonds were less volatile than Treasury bonds. Despite a lower yield environment, municipal bonds have retained their popularity among investors because they offer both highly competitive taxable equivalent yields and more stability than the equity market. Overall municipal supply increased as bond issuers took advantage of lower interest rates, while demand for municipal bonds remained strong.

Looking ahead, we are cautiously optimistic that the Fed's continuing intervention will allow the US economy to work its way out of the current slowdown. Recent indicators, including better-than-expected first quarter GDP numbers, reinforce this optimism. After a very successful year in 2000, we believe economic conditions and market sentiment still favor municipal bonds, and we expect continued strong results from Seligman New Jersey Municipal Fund.

We appreciate your confidence in Seligman New Jersey Municipal Fund and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Manager, as well as the Fund's portfolio of investments, financial statements, and performance history, follows this letter.

By order of the Board of Directors,

/s/ William C. Morris
William C. Morris
Chairman

                                                               /s/ Brian T. Zino
                                                                   Brian T. Zino
                                                                       President

May 11, 2001

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
THOMAS G. MOLES

Q: What economic and market factors influenced Seligman New Jersey Municipal
   Fund during the past six months?

A: The Federal Reserve Board's rate increases in 1999 and the first five months of 2000, which were made to slow the US economy to a more sustainable growth rate, began to show results during the third quarter of 2000. By the end of the Fund's fiscal year on September 30, 2000, the pace of economic activity had contracted sharply, while inflation remained stable. Despite the encouraging news, the Fed remained concerned that tight labor markets and rising energy prices were still capable of precipitating an acceleration in the rate of inflation. Fed policymakers had concluded that the risk of inflation outweighed the risk of recession and, therefore, chose to leave monetary policy unchanged. Long-term municipal yields, as measured by the Bond Buyer 20-Bond General Obligation Index, fluctuated within a narrow trading range until late November 2000, when deteriorating conditions prompted a bond market rally, sending municipal yields to the lowest level of the year. Consumer confidence, already undermined by stock market volatility and higher energy costs, was shaken further by the uncertainty surrounding the US presidential election. On January 3, 2001, almost one month prior to its scheduled meeting, the Federal Reserve Board convened and voted to ease monetary policy. This inter-meeting directive suggests that the Fed was concerned the economy was slowing too quickly. The Fed intervened twice more by March 31, 2001, and moved to lower rates again on April 18 in an attempt to forestall a serious economic downturn.

Seligman Municipals Team: (from left) Eileen Comerford, Audrey Kuchtyak, Theresa Barion, Debra McGuinness, Thomas G. Moles (Portfolio Manager)

   Municipal supply generally increased over the past six months due to the favorable interest rate environment. For the first quarter of 2001, total issuance grew an impressive 43%. Refunding volume, which is particularly rate-sensitive, soared by 293%. However, among state issuers, municipal issuance varied widely. In New Jersey, municipal volume declined almost 20% in the first quarter. Nationwide, sector volume was mixed as well, with electric power bonds increasing by 143%, due mostly to a surge in refunding issuance. In contrast, municipal bonds issued for health care

   A TEAM APPROACH

   Seligman New Jersey Municipal Fund is managed by the Seligman Municipals Team, headed by Thomas G. Moles. Mr. Moles is assisted in the management of the Fund by a group of seasoned professionals who are responsible for research and trading consistent with the Fund's investment objective.

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
THOMAS G. MOLES

   providers fell by 30%, primarily the result of continuing weakness within the industry. During the first quarter, approximately 40% of issuers purchased municipal bond insurance, unchanged from the same period last year. However, the use of bond insurance has declined in recent years as municipal insurance companies have adopted more conservative underwriting practices in an attempt to boost profitability.

   Demand for municipal securities improved during the past six months, which allowed for most of the increased supply to be easily absorbed by institutional and retail investors. Renewed interest in municipal offerings is the result of disappointing stock market returns, as well as the relative attractiveness of municipal bonds compared with taxable bonds. Over the past six months, the yield spread between high quality, long-term municipal bonds and US Treasury bonds has remained at historically narrow levels. As a result, municipal bonds continue to offer a significant after-tax yield advantage to investors in all tax brackets as compared to Treasury bonds. Additionally, the municipal market has experienced considerably less volatility than the Treasury market. Given the ongoing turbulence in world equity markets, many investors have found the stability and safety of the municipal market particularly appealing.

Q: What was your strategy?

A: Our outlook for long-term interest rates has been positive throughout the past six months. Therefore, we positioned the portfolio to benefit from a period of declining yields. Fund purchases consisted of municipal bonds with maturity dates at the long end of the yield curve. In general, the longer a bond's maturity, the greater the price appreciation as interest rates decline. (Conversely, as interest rates rise, longer maturity bonds will experience a larger decline in price than shorter maturity bonds.) Additionally, long-term municipals continue to offer the highest yields.

   The municipal yield curve has remained positively sloped. Fund sales were concentrated in short-call bonds, including pre-refunded bonds. This strategy served to extend the duration of the Fund, as well as to improve the call protection of the Fund. Our investment strategy resulted in competitive investment results for the six-month period ended March 31, 2001.

Q: What is your outlook?

A: The Fed has acted aggressively in an attempt to restore consumer confidence and return economic growth to its non-inflationary potential. Lower interest rates should continue to spur economic activity, and proposed tax cuts are expected to help boost consumer spending. We do not believe, however, that the proposed federal tax cut would be large enough to decrease the attractiveness of municipal bonds to taxable investors. The US economy demonstrated remarkable resilience during its decade-long expansion. While there is a wide range of opinion regarding the duration and severity of the current economic slowdown, we remain hopeful that the US can avoid a prolonged and deep recession.

   As the economy moderated during the past six months, the municipal market enjoyed a period of declining long-term interest rates, improving credit trends, and attractive real rates of return, which contributed to positive investment results for the period. For the remainder of the Fund's fiscal year, we anticipate a continuation of these positive fundamentals and look forward to another successful year-end.

   At J. & W. Seligman & Co., we believe that municipal bond funds, including Seligman New Jersey Municipal Fund, will continue to play an important role in helping investors meet their long-term financial goals. Further, we trust that our conservative approach to managing the Fund will provide our shareholders with many years of competitive investment returns.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

Investment Results Per Share

TOTAL RETURNS
For Periods Ended March 31, 2001

                                                                   AVERAGE ANNUAL
                                          --------------------------------------------------------------------
                                                                                          CLASS C    CLASS D
                                                                                           SINCE      SINCE
                                              SIX           ONE        FIVE        10     INCEPTION  INCEPTION
                                            MONTHS*         YEAR       YEARS      YEARS    5/27/99    2/1/94
                                         -------------  ------------  -------    -------  --------  ----------
Class A**
With Sales Charge                            2.02%          6.10%      4.76%     6.01%      n/a       n/a
Without Sales Charge                         7.17          11.39       5.80      6.52       n/a       n/a
Class C**
With Sales Charge and CDSC                   4.72           8.42        n/a       n/a      3.31%      n/a
Without Sales Charge and CDSC                6.74          10.49        n/a       n/a      3.89       n/a
Class D**
With 1% CDSC                                 5.74           9.49        n/a       n/a       n/a       n/a
Without CDSC                                 6.74          10.49       4.98       n/a       n/a      4.11%
Lehman Brothers
  Municipal Bond Index***                    6.69          10.92       6.57      7.32%     5.96+%    5.78++

NET ASSET VALUE                                               DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                              For Periods Ended March 31, 2001

              3/31/01        9/30/00       3/31/00                           DIVIDENDS0       CAPITAL GAIN0    SEC YIELD00
             --------       --------      --------                          -----------      ---------------  -----------
Class A        $7.42          $7.12        $7.01              Class A          $0.161            $0.040          3.91%
Class C         7.50           7.20         7.09              Class C           0.135             0.040          3.33
Class D         7.50           7.20         7.09              Class D           0.135             0.040          3.36

HOLDINGS BY MARKET SECTOR++                                    MOODY'S/S&P RATINGS++
Revenue Bonds                      90%                         Aaa/AAA             45%
General Obligation Bonds           10                          Aa/AA               20
                                                               A/A                 26
WEIGHTED AVERAGE MATURITY                   24.9 years         Baa/BBB              9

------------------
  *Returns for periods of less than one year are not annualized.
 **Return figures reflect any change in price and assume all distributions within the period are invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% contingent deferred sales charge ("CDSC") that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. A portion of the Fund's income may be subject to applicable state and local taxes, and any amount may be subject to the federal alternative minimum tax. Past performance is not indicative of future investment results.
***The Lehman Brothers Municipal Bond Index is an unmanaged index that does not include any fees or sales charges. It is composed of approximately 60% revenue bonds and 40% state government obligations. Investors cannot invest directly in an index.
  +From 5/31/99.
 ++From 1/31/94.
  0Represents per share amount paid or declared for the six months ended March
   31, 2001.
 00Current yield, representing the annualized yield for the 30-day period ended
   March 31, 2001, has been computed in accordance with SEC regulations and will vary.
 ++Percentages based on market values of long-term holdings at March 31, 2001.

PORTFOLIO OF INVESTMENTS
March 31, 2001

    FACE                                                                                         RATINGS+      MARKET
   AMOUNT                                  MUNICIPAL BONDS                                     MOODY'S/S&P     VALUE
 ----------                              -------------------                                   -----------  -----------
$2,000,000     Delaware River & Bay Authority, NJ Rev., 5 3/4% due 1/1/2029.............          Aaa/AAA   $ 2,140,120

 2,000,000     Howell Township, NJ GOs, 6.80% due 1/1/2014..............................          Aaa/AAA     2,086,980

 2,500,000     Middletown, NJ Board of Education School GOs, 5.80% due 8/1/2019.........          Aaa/AAA     2,774,600

 2,000,000     New Jersey Economic Development Authority Rev. (The Trustees of the
                  Lawrenceville School Project), 5 3/4% due 7/1/2016....................          Aa2/NR      2,129,840

 3,000,000     New Jersey Economic Development Authority Gas Facilities Rev.
                  (NUI Corporation Project), 5.70% due 6/l/2032*........................          Aaa/AAA     3,141,660

 2,900,000     New Jersey Economic Development Authority Sewage Facilities Rev.
                  (Anheuser-Busch Project), 5.85% due 12/l/2030*........................          A1/A+       3,034,444

 1,000,000     New Jersey Economic Development Authority Water Facilities Rev.
                  (Middlesex Water Co. Project), 5.20% due 10/1/2022....................          Aaa/AAA     1,006,450

 3,000,000     New Jersey Economic Development Authority Water Facilities Rev.
                  (New Jersey American Water Co., Inc.), 5 3/8% due 5/1/2032*...........          Aaa/AAA     3,043,350

 3,000,000     New Jersey Educational Facilities Financing Authority Rev.
                  (Institute for Advanced Study), 5% due 7/l/2021.......................          Aaa/AA+     2,992,200

 2,255,000     New Jersey Health Care Facilities Financing Authority Rev.
                  (Meridian Health System Obligated Group), 5 3/8% due 7/1/2024.........          Aaa/AAA     2,316,855

 3,000,000     New Jersey Health Care Facilities Financing Authority Rev.
                  (Holy Name Hospital), 6% due 7/1/2025.................................          NR/BBB+     2,700,030

 2,450,000     New Jersey Health Care Facilities Financing Authority Rev.
                  (Hackensack University Medical Center), 6% due 1/1/2034...............          A3/NR       2,552,532

 1,000,000     New Jersey Health Care Facilities Financing Authority Rev.
                  (The Medical Center at Princeton), 5% due 7/1/2028....................          Aaa/AAA       979,230

 2,500,000     New Jersey Highway Authority (Garden State Parkway Senior
                  Parkway Rev.), 5 5/8% due 1/1/2030....................................          A1/AA-      2,638,425

 1,500,000     New Jersey Housing & Mortgage Finance Agency (Home Buyer Rev.),
                  6% due 10/1/2021*.....................................................          Aaa/AAA     1,573,740

   750,000     New Jersey Housing & Mortgage Finance Agency (Multi-Family Housing Rev.),
                  5 3/4% due 5/1/2025...................................................          Aaa/AAA       783,533

   930,000     New Jersey Housing & Mortgage Finance Agency (Home Buyer Rev.),
                  5.90% due 10/1/2029*..................................................          Aaa/AAA       961,722

------------------
+ Ratings have not been audited by Deloitte & Touche LLP. * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
March 31, 2001

    FACE                                                                                         RATINGS+      MARKET
   AMOUNT                                  MUNICIPAL BONDS                                     MOODY'S/S&P     VALUE
 ----------                              -------------------                                   -----------  -----------
 $1,500,000    New Jersey Housing & Mortgage Finance Agency (Multi-Family Housing Rev.),
                  6.35% due 11/1/2031*..................................................          Aaa/AAA   $ 1,599,960

  3,000,000    Port Authority of New York & New Jersey Consolidated Rev.,
                  5 3/4% due 6/15/2030..................................................          A1/AA-      3,121,290

  1,500,000    Puerto Rico Highway & Transportation Authority Rev., 5 1/2% due 7/1/2036.          Baa1/A      1,570,260

  2,300,000    Rutgers State University, NJ, 5.20% due 5/1/2027.........................          A1/AA       2,316,031

  2,500,000    Salem County, NJ Pollution Control Financing Authority Waste Disposal Rev.
                  (E.I. duPont de Nemours & Co.), 6 1/8% due 7/15/2022*.................          Aa3/AA-     2,584,625

  1,250,000    South Jersey Port Corporation, NJ Marine Terminal Rev., 5.60% due 1/1/2023         NR/A+       1,270,487
                                                                                                            -----------
TOTAL MUNICIPAL BONDS (COST $47,131,463) -- 96.7%.......................................................     49,318,364
VARIABLE RATE DEMAND NOTES (COST $900,000) -- 1.8%......................................................        900,000
OTHER ASSETS LESS LIABILITIES -- 1.5%...................................................................        793,334
                                                                                                            -----------
NET ASSETS -- 100.0%....................................................................................    $51,011,698
                                                                                                            ===========

------------------
+ Ratings have not been audited by Deloitte & Touche LLP. * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001

ASSETS:
Investments, at value:
   Long-term holdings (Cost $47,131,463) .............................    $49,318,364
   Short-term holdings (Cost $900,000) ...............................        900,000     $50,218,364
                                                                          -----------
Cash ................................................................................         118,546
Interest receivable .................................................................         820,213
Receivable for Capital Stock sold ...................................................          54,494
Expenses prepaid to shareholder service agent .......................................           2,774
Other ...............................................................................           8,292
                                                                                          -----------
Total Assets ........................................................................      51,222,683
                                                                                          -----------
LIABILITIES:
Dividends payable ...................................................................          75,905
Payable for Capital Stock repurchased ...............................................             557
Accrued expenses and other ..........................................................         134,523
                                                                                          -----------
Total Liabilities ...................................................................         210,985
                                                                                          -----------
Net Assets ..........................................................................     $51,011,698
                                                                                          ===========
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($.001 par value; 100,000,000 shares authorized; 6,874,757 shares outstanding):
   Class A ..........................................................................     $     6,634
   Class C ..........................................................................             101
   Class D ..........................................................................             140
Additional paid-in capital ..........................................................      48,820,838
Dividends in excess of net investment income ........................................            (665)
Accumulated net realized loss .......................................................          (2,251)
Net unrealized appreciation of investments ..........................................       2,186,901
                                                                                          -----------
Net Assets ..........................................................................     $51,011,698
                                                                                          ===========
NET ASSET VALUE PER SHARE:
Class A ($49,202,511 / 6,633,569 shares) ............................................           $7.42
                                                                                                =====
Class C ($758,307 / 101,111 shares) .................................................           $7.50
                                                                                                =====
Class D ($1,050,880 / 140,077 shares) ...............................................           $7.50
                                                                                                =====

------------------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the Six Months Ended March 31, 2001

INVESTMENT INCOME:
Interest .....................................................................    $1,375,824

EXPENSES:
Management fee .................................................    $  123,754
Distribution and service fees ..................................        67,785
Shareholder account services ...................................        40,497
Auditing and legal fees ........................................        20,005
Custody and related services ...................................        14,814
Shareholder reports and communications .........................        10,974
Registration ...................................................         7,061
Directors' fees and expenses (net of reduction in deferred fees)          (788)
Miscellaneous ..................................................         1,085
                                                                    ----------
Total Expenses ...............................................................       285,187
                                                                                  ----------
Net Investment Income ........................................................     1,090,637

NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS:
Net realized gain on investments ...............................        84,788
Net change in unrealized depreciation of investments ...........     2,223,929
                                                                    ----------
Net Gain on Investments ......................................................     2,308,717
                                                                                  ----------
Increase in Net Assets from Operations .......................................    $3,399,354
                                                                                  ==========

------------------
See Notes to Financial Sstatements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     SIX MONTHS       YEAR
                                                                       ENDED          ENDED
OPERATIONS:                                                           3/31/01        9/30/00
                                                                    -----------    -----------
Net investment income ...........................................   $ 1,090,637    $ 2,377,758
Net realized gain on investments ................................        84,788        209,558
Net change in unrealized appreciation/depreciation of investments     2,223,929       (183,459)
                                                                    -----------    -----------
Increase in Net Assets from Operations ..........................     3,399,354      2,403,857
                                                                    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A ......................................................    (1,061,915)    (2,325,739)
   Class C ......................................................       (10,632)        (9,084)
   Class D ......................................................       (18,755)       (42,935)
Net realized gain on investments:
   Class A ......................................................      (281,261)      (239,878)
   Class C ......................................................        (2,345)          (793)
   Class D ......................................................        (6,043)        (6,216)
                                                                    -----------    -----------
Decrease in Net Assets from Distributions .......................    (1,380,951)    (2,624,645)
                                                                    -----------    -----------

                                                                          SHARES
                                                  ---------------------------
                                                    SIX MONTHS        YEAR
                                                       ENDED          ENDED
CAPITAL SHARE TRANSACTIONS:                           3/31/01        9/30/00
                                                  --------------   ----------
Net proceeds from sales of shares:
   Class A ....................................       256,010        366,910      1,886,733      2,560,329
   Class C ....................................        48,342         33,431        355,071        237,666
   Class D ....................................         9,956         19,262         73,847        135,837
Shares issued in payment of dividends:
   Class A ....................................        81,243        168,634        591,526      1,174,358
   Class C ....................................           967          1,072          7,151          7,558
   Class D ....................................         2,024          3,085         14,912         21,739
Exchanged from associated Funds:
   Class A ....................................        70,764        780,029        520,501      5,362,917
   Class C ....................................        21,777             --        157,375             --
   Class D ....................................         5,187          6,106         38,497         43,016
Shares issued in payment of gain distributions:
   Class A ....................................        29,467         23,538        209,478        165,005
   Class C ....................................           318            112          2,285            793
   Class D ....................................           719            757          5,167          5,373
                                                  -----------    -----------    -----------    -----------
Total .........................................       526,774      1,402,936      3,862,543      9,714,591
                                                  -----------    -----------    -----------    -----------
Cost of shares repurchased:
   Class A ....................................      (372,653)    (1,487,926)    (2,708,949)   (10,347,811)
   Class C ....................................        (2,110)        (2,120)       (15,185)       (15,007)
   Class D ....................................       (12,624)       (82,902)       (91,870)      (579,630)
Exchanged into associated Funds:
   Class A ....................................       (23,069)      (687,113)      (166,170)    (4,787,928)
   Class C ....................................       (15,583)        (2,747)      (115,955)       (20,000)
   Class D ....................................        (3,392)       (22,874)       (25,174)      (158,373)
                                                  -----------    -----------    -----------    -----------
Total .........................................      (429,431)    (2,285,682)    (3,123,303)   (15,908,749)
                                                  -----------    -----------    -----------    -----------
Increase (Decrease) in Net Assets from
   Capital Share Transactions .................        97,343       (882,746)       739,240     (6,194,158)
                                                  ===========    ===========    -----------    -----------
Increase (Decrease) in Net Assets ..........................................      2,757,643     (6,414,946)
NET ASSETS:
Beginning of period.........................................................     48,254,055     54,669,001
                                                                                -----------    -----------
End of Period (net of dividends in excess of net investment income of $665
   and $0, respectively)....................................................    $51,011,698    $48,254,055
                                                                                ===========    ===========

------------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Multiple Classes of Shares -- Seligman New Jersey Municipal Fund, Inc. (the "Fund") offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant Accounting Policies -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. Security Valuation --All municipal securities and other short-term holding s maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b. Federal Taxes -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities.

      The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies. As required, the Fund will begin amortizing market discounts on purchases of portfolio securities effective October 1, 2001. The cumulative effect of this accounting change is immaterial and will have no impact on the total net assets of the Fund.

d. Multiple Class Allocations -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended March 31, 2001, distribution and service fees were the only class-specific expenses.

e. Distributions to Shareholders -- Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused

NOTES TO FINANCIAL STATEMENTS

   primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

3. Purchases and Sales of Securities -- Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended March 31, 2001, amounted to $514,410 and $1,973,620, respectively.

      At March 31, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of investments amounted to $2,426,571 and $239,670, respectively.

4. Management Fee, Distribution Services, and Other Transactions -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.50% per annum of the Fund's average daily net assets.

      Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $2,794 for sales of Class A shares. Commissions of $18,287 and $2,926 were paid to dealers for sales of Class A and Class C shares, respectively.

      The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended March 31, 2001, fees incurred aggregated $59,871, or 0.25% per annum of the average daily net assets of Class A shares.

      Under the Plan, with respect to Class C and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class C and Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan. For the six months ended March 31, 2001, fees incurred under the Plan amounted to $2,864 and $5,050, for Class C and Class D shares, respectively, which is equivalent to 1% per annum of the average daily net assets of each class.

      The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended March 31, 2001, such charges amounted to $648.

      Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended March 31, 2001, Seligman Services, Inc. received commissions of $273 from the sale of shares of the

NOTES TO FINANCIAL STATEMENTS

   Fund. Seligman Services, Inc. also received distribution and service fees of $5,396, pursuant to the Plan.

      Seligman Data Corp., which is owned by certain associated investment companies, charged at cost $40,497 for shareholder account services.

      Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

      The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings (loss) accrued thereon is included in directors' fees and expenses. For the six months ended March 31, 2001, the loss from the return on deferred fees was $3,488, reducing directors' fees and expenses. The accumulated balance at March 31, 2001, of $31,000 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5. Committed Line of Credit -- The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a per annum rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2001, but is renewable annually with the consent of the participating banks.

      During the six months ended March 31, 2001, the Fund borrowed from the credit facility. The average outstanding daily balance of bank loans (based on the number of days the loans were outstanding during the period) was $886,600, with a weighted average interest rate of 7.06%. The maximum borrowing outstanding during the period was $1,050,000.

FINANCIAL HIGHLIGHTS

   The tables below are intended to help you understand each Class's financial performance for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividend and capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                                CLASS A                                    CLASS C
                                          -----------------------------------------------------    -----------------------
                                            SIX                                                      SIX
                                           MONTHS             YEAR ENDED SEPTEMBER 30,              MONTHS   YEAR  5/27/99*
                                           ENDED      -----------------------------------------     ENDED    ENDED    TO
                                          3/31/01     2000     1999     1998     1997     1996     3/31/01 9/30/00 9/30/99
                                          -------     -----    -----    -----    -----    -----    ------- ------- -------
PER SHARE DATA:
Net Asset Value, Beginning of Period....... $7.12     $7.13    $7.78    $7.56    $7.60    $7.59    $7.20   $7.22  $7.58
                                            -----     -----    -----    -----    -----    -----    -----   -----  -----
Income from Investment Operations:
Net investment income......................  0.16      0.33     0.33     0.35     0.36     0.39     0.14    0.28   0.09
Net realized and unrealized investment
   gain (loss) on investments..............  0.34      0.02    (0.55)    0.30     0.21     0.01     0.34    0.01  (0.36)
                                            -----     -----    -----    -----    -----    -----    -----   -----  -----
Total from Investment Operations...........  0.50      0.35    (0.22)    0.65     0.57     0.40     0.48    0.29  (0.27)
                                            -----     -----    -----    -----    -----    -----    -----   -----  -----
Less Distributions:
Dividends from net investment income....... (0.16)    (0.33)   (0.33)   (0.35)   (0.36)   (0.39)   (0.14)  (0.28) (0.09)
Distributions from net realized
   capital gain............................ (0.04)    (0.03)   (0.10)   (0.08)   (0.25)      --    (0.04)  (0.03)    --
                                            -----     -----    -----    -----    -----    -----    -----   -----  -----
Total Distributions........................ (0.20)    (0.36)   (0.43)   (0.43)   (0.61)   (0.39)   (0.18)  (0.31) (0.09)
                                            -----     -----    -----    -----    -----    -----    -----   -----  -----
Net Asset Value, End of Period............. $7.42     $7.12    $7.13    $7.78    $7.56    $7.60    $7.50   $7.20  $7.22
                                            =====     =====    =====    =====    =====    =====    =====   =====  =====

TOTAL RETURN:                                7.17%     5.13%   (3.05)%   8.87%   7.96%     5.37%    6.74%   4.20% (3.33)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted)...$49,203   $46,918  $52,992  $61,739  $62,597  $66,293   $  758  $  341 $  127
Ratio of expenses to average net assets....  1.13%+    1.12%    1.07%    1.02%    1.06%    1.02%    1.88%+  1.87%  1.82%+
Ratio of net income to average net assets..  4.43%+    4.71%    4.35%    4.54%    4.90%    5.06%    3.68%+  3.96%  3.71%+
Portfolio turnover rate....................  1.07%    18.08%    5.55%   23.37%   20.22%   25.65%    1.07%  18.08%  5.55%++

------------------
See footnotes on page 14.

FINANCIAL HIGHLIGHTS

                                                                         CLASS D
                                            ---------------------------------------------------------------
                                              SIX
                                             MONTHS                   YEAR ENDED SEPTEMBER 30,
                                             ENDED       --------------------------------------------------
                                            3/31/01      2000      1999        1998        1997       1996
                                            -------      -----     -----       -----       -----      -----
PER SHARE DATA:
Net Asset Value, Beginning of Period....... $7.20        $7.22     $7.86       $7.64       $7.68      $7.67
                                            -----        -----     -----       -----       -----      -----
Income from Investment Operations:
Net investment income......................  0.14         0.28      0.27        0.29        0.31       0.33
Net realized and unrealized gain (loss)
  on investments...........................  0.34         0.01     (0.54)       0.30        0.21       0.01
                                            -----        -----     -----       -----       -----      -----
Total from Investment Operations...........  0.48         0.29     (0.27)       0.59        0.52       0.34
                                            -----        -----     -----       -----       -----      -----
Less Distributions:
Dividends from net investment income....... (0.14)       (0.28)    (0.27)      (0.29)      (0.31)     (0.33)
Distributions from net gain realized....... (0.04)       (0.03)    (0.10)      (0.08)      (0.25)        --
                                            -----        -----     -----       -----       -----      -----
Total Distributions........................ (0.18)       (0.31)    (0.37)      (0.37)      (0.56)     (0.33)
                                            -----        -----     -----       -----       -----      -----
Net Asset Value, End of Period............. $7.50        $7.20     $7.22       $7.86       $7.64      $7.68
                                            =====        =====     =====       =====       =====      =====
TOTAL RETURN:                                6.74%        4.20%    (3.57)%      7.97%       7.10%      4.56%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted)... $1,051       $ 995     $1,550      $1,582      $1,282     $1,152
Ratio of expenses to average net assets....  1.88%+       1.87%     1.82%       1.80%       1.83%      1.79%
Ratio of net income to average net assets..  3.68%+       3.96%     3.60%       3.76%       4.13%      4.29%
Portfolio turnover rate....................  1.07%       18.08%     5.55%      23.37%      20.22%     25.65%


------------------
 * Commencement of offering of Class C shares.
 + Annualized.
++ For the year ended September 30, 1999.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders,
Seligman New Jersey Municipal Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman New Jersey Municipal Fund, Inc. as of March 31, 2001, and the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended September 30, 2000, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001 by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman New Jersey Municipal Fund, Inc. as of March 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
May 11, 2001

BOARD OF DIRECTORS

John R. Galvin 2, 4
Director, Raytheon Company
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University

Alice S. Ilchman 3, 4
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

Frank A. McPherson 2, 4 Director, Kimberly-Clark Corporation Director, Baptist Medical Center Director, Conoco, Inc.

John E. Merow 2, 4
Director, Commonwealth Industries, Inc.
Trustee, New York-Presbyterian Hospital
Retired Chairman and Senior Partner,
   Sullivan & Cromwell, Law Firm

Betsy S. Michel 2, 4
Trustee, The Geraldine R. Dodge Foundation

William C. Morris 1
Chairman
Chairman of the Board,
   J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney 3, 4
Retired Partner, Pitney, Hardin, Kipp & Szuch, Law Firm

Leroy C. Richie 4
Chairman & CEO, Q Standards Worldwide, Inc.

James Q. Riordan 3, 4
Director, KeySpan Energy Corporation
Trustee, Committee for Economic Development

Robert L. Shafer 3, 4
Retired Vice President, Pfizer Inc.

James N. Whitson 2, 4
Director and Consultant, Sammons Enterprises, Inc.
Director, C-SPAN
Director, CommScope, Inc.

Brian T. Zino 1
President
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Vice Chairman, ICI Mutual Insurance Company
Member of the Board of Governors,
   Investment Company Institute

Fred E. Brown
Director Emeritus

----------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee
           4 Board Operations Committee

EXECUTIVE OFFICERS

William C. Morris
Chairman

Brian T. Zino
President

Thomas G. Moles
Vice President

Thomas G. Rose
Vice President

Lawrence P. Vogel
Vice President and Treasurer

Frank J. Nasta
Secretary

FOR MORE INFORMATION

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche llp

General Distributor
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Important Telephone Numbers
(800) 221-2450     Shareholder Services
(212) 682-7600     Outside the
                   United States
(800) 622-4597     24-Hour
                   Automated
                   Telephone Access
                   Service

GLOSSARY OF FINANCIAL TERMS

Capital Gain Distribution -- A payment to mutual fund shareholders of profits realized on the sale of securities in the fund's portfolio.

Capital Appreciation/Depreciation -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

Contingent Deferred Sales Charge (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

Dividend -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

Dividend Yield -- A measurement of a fund's dividend as a percentage of the maximum offering price.

Expense Ratio -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

Investment Objective -- The shared investment goal of a fund and its shareholders.

Management Fee -- The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price -- The price at which a mutual fund's share can be purchased. The offering price is the current net asset value per share plus any sales charge.

Portfolio Turnover -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

Prospectus -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as the fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC Yield -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return -- A measure of fund performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Yield on Securities -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the maximum offering price of the stock.

-------------------
Adapted from the Investment Company Institute's 2000 Mutual Fund Fact Book.